UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

May 24, 2016

Date of Report (Date of Earliest Event Reported)

HEWLETT PACKARD ENTERPRISE

COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	001-37483	47-3298624
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA (Address of Principal Executive Offices)	94304 (Zip Code)

(650) 687-5817

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On May 24, 2016, Hewlett Packard Enterprise Company (“Hewlett Packard Enterprise”) announced that it had entered into definitive agreements with Everett SpinCo, Inc., a Delaware corporation and its wholly-owned subsidiary (“Everett”), and Computer Sciences Corporation, a Nevada corporation (“CSC”), for a Reverse Morris Trust transaction pursuant to which, subject to the terms and conditions of certain definitive agreements, (1) Hewlett Packard Enterprise will transfer its enterprise services business (the “Everett Business”) to Everett, (2) after which, Hewlett Packard Enterprise will distribute to its stockholders all of the issued and outstanding shares of common stock, par value $0.01 per share, of Everett (the “Everett Common Stock”) held by Hewlett Packard Enterprise, at Hewlett Packard Enterprise’s option, by way of a pro rata dividend or an exchange offer (the “Distribution”) and (3) immediately after the Distribution, Everett Merger Sub, Inc., a wholly-owned subsidiary of CSC (“Merger Sub”), will merge with and into Everett (the “Merger”) and each share of Everett Common Stock will be converted into a number of shares of common stock, par value $1.00 per share, of CSC (“CSC Common Stock”) agreed to in the Merger Agreement.  When the Merger is completed, Everett (which at that time will hold the Everett Business) will be a wholly-owned subsidiary of CSC and holders of Hewlett Packard Enterprise’s common stock prior to the Distribution will own at least 50.1% of the outstanding shares of CSC.  The Distribution and the Merger are expected to be tax-free to Hewlett Packard Enterprise stockholders, except to the extent that cash is paid to Hewlett Packard Enterprise’s stockholders in lieu of fractional shares in the Distribution or Merger.

The definitive agreements entered into include (1) an Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 24, 2016, among Hewlett Packard Enterprise, CSC, Everett and Merger Sub and (2) a Separation and Distribution Agreement (the “Separation Agreement”), dated as of May 24, 2016, between Hewlett Packard Enterprise and Everett.  In connection with the transactions, Hewlett Packard Enterprise, Everett and, in some cases, CSC will enter into, additional agreements, including, among others:

•                  a Tax Matters Agreement which will govern, among other things, Hewlett Packard Enterprise’s, CSC’s and Everett’s respective rights, responsibilities and obligations with respect to taxes, tax attributes, the preparation and filing of tax returns, responsibility for and preservation of the expected tax-free status of the transactions contemplated by the Separation Agreement and certain other tax matters;

•                  an Employee Matters Agreement which will govern Hewlett Packard Enterprise’s, CSC’s and Everett’s obligations with respect to current and former employees of the Everett Business;

•                  an Intellectual Property Matters Agreement allocating rights and interests in certain intellectual property rights and certain technology relating to the Everett Business; and

•                  real estate, commercial and transitional and other service agreements.

The Separation Agreement

The Separation Agreement sets forth the terms and conditions regarding the separation of the Everett Business from Hewlett Packard Enterprise. The Separation Agreement identifies and provides for the transfer of certain assets by Hewlett Packard Enterprise to Everett and the assumption of certain liabilities by Everett from Hewlett Packard Enterprise.

The Separation Agreement also governs the rights and obligations of Hewlett Packard Enterprise and Everett regarding the distribution of Everett Common Stock to Hewlett Packard Enterprise’s stockholders. At Hewlett Packard Enterprise’s election, the Distribution may be effected by means of a pro-rata distribution of Everett Common Stock to Hewlett Packard Enterprise’s stockholders or through an exchange offer of common stock of Hewlett Packard Enterprise for Everett Common Stock, which may be followed by a pro rata, clean-up distribution of unsubscribed shares.

Immediately prior to, and as a condition of, the Distribution, Everett will make distributions to Hewlett Packard Enterprise of cash and debt instruments of Everett with an aggregate value of $3.055 billion.  The cash portion of such distribution is expected to be between $1.2 billion and $1.5 billion (the “Cash Distribution”).  Hewlett Packard Enterprise expects to exchange the Everett debt instruments (the “Everett Debt”) for outstanding debt obligations of Hewlett Packard Enterprise.

The Separation Agreement also sets forth other agreements between Hewlett Packard Enterprise and Everett related to the Distribution, including provisions concerning the termination and settlement of intercompany accounts, certain capital adjustments and obtaining the necessary governmental approvals and third-party consents. The Separation Agreement governs certain aspects of the relationship between Hewlett Packard Enterprise and Everett after the Distribution, including provisions with respect to release of claims, indemnification, insurance, access to financial and other information and access to and provision of records. The parties have mutual ongoing indemnification obligations following the Distribution with respect to losses related to the Everett Business and Hewlett Packard Enterprise business, respectively.

Consummation of the Distribution is subject to various conditions, including the distribution of the Cash Distribution and the securities representing the Everett Debt, and the satisfaction or waiver of all conditions under the Merger Agreement.  The Separation Agreement provides that CSC is a third-party beneficiary of certain provisions of the Separation Agreement. The foregoing description of the Separation Agreement, and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Separation Agreement, which is attached as Exhibit 2.2 and is incorporated herein by reference.

The Merger Agreement

As described above, the Merger Agreement provides that, immediately following the consummation of the Distribution, Merger Sub will merge with and into Everett and each share of Everett Common Stock will be converted into the right to receive a number of shares of CSC Common Stock equal to 139,234,701 divided by the number of shares of Everett Common Stock issued and outstanding immediately prior to the effective time of the Merger (the “Exchange Ratio”).  After the Merger is completed, Everett will be a wholly-owned subsidiary of CSC.

The Merger Agreement provides that in connection with the Merger, CSC shall take all necessary action such that the size of the board of directors of CSC (the “CSC Board”) shall consist of ten members, including five individuals selected by Hewlett Packard Enterprise (the “Designated Directors”).

Hewlett Packard Enterprise (on behalf of itself and Everett), CSC and Merger Sub each make certain representations, warranties and covenants in the Merger Agreement, including, among other things, covenants by CSC to carry on its operations in the ordinary course of business consistent with past practice during the interim period between the execution of the Merger Agreement and the consummation of the Merger and not to take certain actions prior to the closing of the Merger without the prior approval of Hewlett Packard Enterprise.  In addition, Hewlett Packard Enterprise also agreed to cause the Everett Business to be conducted in the ordinary course of business consistent with past practice during the interim period and not to take certain actions prior to the closing of the Merger without the approval of CSC.  CSC has also agreed to certain non-solicitation covenants in the Merger Agreement.

Consummation of the Merger is subject to various conditions, including, among others, approval of the issuance of the CSC Common Stock by the requisite vote of CSC’s stockholders; the effectiveness of CSC’s registration statement registering the CSC Common Stock to be issued pursuant to the Merger Agreement; the Distribution having taken place in accordance with the Separation Agreement; the expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and the receipt of certain required foreign antitrust approvals.

The Merger Agreement contains specified termination rights for Hewlett Packard Enterprise and CSC, including in the event that the Merger is not consummated by August 23, 2017, unless extended to September 30, 2017 under certain circumstances.  Either party may also terminate the Merger Agreement if the approval of the issuance of the CSC Common Stock has not been obtained at a duly convened meeting of CSC’s stockholders.  CSC may also terminate the Merger Agreement under certain circumstances to enter into an acquisition agreement concerning a Superior Proposal (as defined in the Merger Agreement), subject to payment by CSC to Hewlett Packard Enterprise of a termination fee equal to $275,000,000.  A termination fee of $160,000,000 may also become payable by CSC under certain circumstances.  In addition, the Merger Agreement provides that CSC will reimburse Hewlett Packard Enterprise’s expenses in an amount up to $45,000,000 if the Merger Agreement is terminated because CSC’s stockholders do not approve the issuance of CSC Common Stock.  The foregoing description of the Merger Agreement, and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached as Exhibit 2.1 and is incorporated herein by reference.

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the transactions described herein, Hewlett Packard Enterprise has updated its compensation program to track to the mission ahead and help it retain and incent its top talent.  The updated compensation program will continue Hewlett Packard Enterprise’s past practice of strong pay-for-performance requirements.

Hewlett Packard Enterprise has taken the following actions with respect to its equity compensation program:

•                  For all unvested, outstanding equity held by Hewlett Packard Enterprise employees (including the Named Executive Officers (“NEOs”) but excluding the Chief Executive Officer (the “CEO”)) as of May 24, 2016, the vesting of such equity has been modified to occur on the earlier of:

•                  The normally scheduled vesting date provided for in the applicable grant agreement;

•                  The termination of an employee’s employment with Hewlett Packard Enterprise as a direct result of an announced sale, divestiture or spin-off of a subsidiary, division or other business unit of Hewlett Packard Enterprise (a “Corporate Transaction”);

•                  The termination of the employee’s employment by Hewlett Packard Enterprise without Cause (as defined in the Hewlett Packard Enterprise’s Severance and Long-Term Incentive Change in Control Plan for Executive Officers Effective November 1, 2015 (the “SPEO”)); or

•                  Subject to the treatment of Performance Contingent Stock Options (“PCSOs”) discussed below, June 1, 2018 or such earlier date as determined by the CEO in consultation with the Human Resources and Compensation Committee (“HRC”) of the Hewlett Packard Enterprise Board of Directors (the “Board”).

•                  For all unvested, outstanding equity held by the CEO as of May 24, 2016, the vesting of that equity has been modified to occur on the earliest of:

•                  The normally scheduled vesting date provided for in the applicable grant agreement;

•                  Her retirement from Hewlett Packard Enterprise on a date reasonably determined by the CEO and the Board

•                  The involuntary termination of her employment by Hewlett Packard Enterprise without Cause (as defined in the SPEO).

In the event of the CEO’s retirement or termination without Cause outlined above, Non-Qualified Stock Options (“NQSOs”) and PCSOs shall vest without regard to whether the share price component or other performance-based requirements of the award have been met, and shall be exercisable within one year following such retirement or termination of employment (or such longer period as may be provided in the applicable award agreement).

Upon the Hewlett Packard Enterprise CEO’s retirement or the involuntary termination of her employment by Hewlett Packard Enterprise without Cause (as defined in the SPEO), awards made to the CEO after May 24, 2016 will vest pursuant to Hewlett Packard Enterprise’s then-current retirement rules for equity.

•                  With regard to the PCSOs granted to all NEOs in December 2014, the share price component for all tranches has been changed to $24.94 per share or higher for a period of 20 consecutive days occurring on or before December 10, 2017.

•                  With regard to the NQSOs and PCSOs granted to all NEOs other than the CEO, the terms have been modified to provide that, upon (i) the earlier of (x) an involuntary termination of the NEOs employment with Hewlett Packard Enterprise directly resulting from a Corporate Transaction or (y) termination of employment by Hewlett Packard Enterprise without Cause (as defined in the SPEO) , such awards will vest in full without regard to whether the share price component or other performance based requirements of the award have been met; and (ii) upon June 1, 2018, or such earlier date as determined by the CEO in consultation with the HRC, outstanding NQSOs and, to the extent the share price component has been satisfied, PCSOs, shall vest in full.  Such options shall also be exercisable for one year following termination of employment (or such longer period as may be provided in the applicable award agreement).

•                  With respect to the Performance Adjusted Restricted Stock Units granted to all NEOs and outstanding as of May 24, 2016, the terms have been modified such that they:

•                  Convert into time-vesting RSUs on November 30, 2016, based on Hewlett Packard Enterprise’s Fiscal Year 2016 ROIC (Return on Invested Capital) and Relative TSR (Total Shareholder Return) performance, to the extent outstanding on such date;

•                  Vest in accordance with the vesting schedule applicable to all equity outstanding as of May 24, 2016 (as described above); and

•                  Pay at target ROIC and target relative TSR should they vest before October 31, 2016.

Hewlett Packard Enterprise believes that these changes, which leverage its current compensation programs and pay-for-performance culture, will drive significant shareholder value and allow Hewlett Packard Enterprise to successfully retain employees while it completes the transactions described herein on an aggressive timeline and during a time of substantial change.

Item 7.01.             Regulation FD.

On May 24, 2016, Hewlett Packard Enterprise issued a press release in connection with the transactions.  The press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

On May 24, 2016, Hewlett Packard Enterprise also issued an investor presentation in connection with the transactions. A copy of the investor presentation is attached as Exhibit 99.2 hereto and is incorporated by reference herein.

Forward-looking statements

Information set forth in this filing, including statements as to Hewlett Packard Enterprise’s outlook and financial estimates and statements as to the expected timing, completion and effects of the proposed merger between a wholly-owned subsidiary of CSC and Everett which will immediately follow the proposed spin-off of Everett from Hewlett Packard Enterprise, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These estimates and statements are subject to risks and uncertainties, and actual results might differ materially.

These statements are based on various assumptions and the current expectations of the management of Hewlett Packard Enterprise and CSC, and may not be accurate because of risks and uncertainties surrounding these assumptions and expectations. Factors listed below, as well as other factors, may cause actual results to differ significantly from these forward-looking statements. There is no guarantee that any of the events anticipated by these forward-looking statements will occur. If any of the events occur, there is no guarantee what effect they will have on the operations or financial condition of Hewlett Packard Enterprise or CSC. Forward-looking statements included herein are made as of the date hereof, and Hewlett Packard Enterprise and CSC undertake no obligation to publicly update or revise any forward-looking statement unless required to do so by the federal securities laws.

Some forward-looking statements discuss Hewlett Packard Enterprise’s or CSC’s plans, strategies and intentions. They use words such as “expects,” “may,” “will,” “believes,” “should,” “would,” “could,” “approximately,” “anticipates,” “estimates,” “targets,” “intends,” “likely,” “projects,” “positioned,” “strategy,” “future,” and “plans.” In addition, these words may use the positive or negative or other variations of those terms. Forward-looking statements in this filing include, but are not limited to, statements regarding the expected effects on Hewlett Packard Enterprise, Everett and CSC of the proposed distribution of Everett to Hewlett Packard Enterprise’s stockholders and merger of Everett with a subsidiary of CSC (the “Transaction”), the anticipated timing and benefits of the Transaction, including future financial and operating results, and whether the Transaction will be tax-free for Hewlett Packard Enterprise and its stockholders for U.S. federal income tax purposes, the combined company’s plans, objectives, expectations and intentions. Forward-looking statements also include all other statements in this filing that are not historical facts.

These statements are based on the current expectations of the management of Hewlett Packard Enterprise and CSC (as the case may be) and are subject to uncertainty and to changes in circumstances. Important factors that could cause actual results to differ materially from those in the forward-looking statement include, but are not limited to: the satisfaction of the conditions to the Transaction and other risks related to the completion of the Transaction and actions related thereto; Hewlett Packard Enterprise’s and CSC’s ability to complete the Transaction on the anticipated terms and schedule, including the ability to obtain shareholder and regulatory approvals and the anticipated tax treatment of the Transaction and related transactions; risks relating to any unforeseen changes to or effects on liabilities, future capital expenditures, revenues, expenses, earnings, synergies, indebtedness, financial condition, losses and future prospects; CSC’s ability to integrate Everett successfully after the closing of the Transaction and to achieve anticipated synergies; the risk that disruptions from the Transaction will harm Hewlett Packard Enterprise’s or CSC’s businesses; the effect of economic, competitive, legal, governmental and technological factors and other factors described under “Risk Factors” in each of Hewlett Packard Enterprise’s and CSC’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. However, it is not possible to predict or identify all such factors. Consequently, while the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties.

Additional Information and Where to Find It

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.  In connection with the proposed Transaction, CSC will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, which will include a prospectus.  CSC will also file a proxy statement which will be sent to the CSC shareholders in connection with their vote required in connection with the Transaction.  In addition, Everett expects to file a registration statement in connection with its separation from Hewlett Packard Enterprise.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENTS/PROSPECTUSES AND PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CSC, EVERETT AND THE TRANSACTION.  Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge from the SEC’s website, www.sec.gov.  These documents (when they are available) can also be obtained free of charge from the respective companies by directing a written request to Hewlett Packard Enterprise at Hewlett Packard Enterprise Company, 3000 Hanover Street, Palo Alto, California 94304, Attention: Investor Relations, or by calling (650) 857-2246.

Item 9.01.       Financial Statements and Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated May 24, 2016, among Hewlett Packard Enterprise, CSC, Everett and Merger Sub.
2.2	Separation and Distribution Agreement, dated May 24, 2016, between Hewlett Packard Enterprise and Everett.
10.1	Description of Amendment to Equity Awards (incorporated by reference to Item 5.02 of this Current Report).
99.1	Press Release, dated May 24, 2016.
99.2	Investor Presentation, dated May 24, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

DATE: May 26, 2016	By:	/s/ RISHI VARMA
	Name:	Rishi Varma
	Title:	Senior Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated May 24, 2016, among Hewlett Packard Enterprise, CSC, Everett and Merger Sub.
2.2	Separation and Distribution Agreement, dated May 24, 2016, between Hewlett Packard Enterprise and Everett.
10.1	Description of Amendment to Equity Awards (incorporated by reference to Item 5.02 of this Current Report).
99.1	Press Release, dated May 24, 2016.
99.2	Investor Presentation, dated May 24, 2016.